EXHIBIT 99

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Cooperative Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     By:/s/ Frederick Willetts, III
                                        ----------------------------------------
                                        Name: Frederick Willetts, III
                                        Title:President and Chief Executive
                                              Officer







Date: August 14, 2002

                                   EXHIBIT 99

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Cooperative Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                     By:/s/ Todd Sammons
                                        ----------------------------------------
                                        Name: Todd Sammons
                                        Title:Treasurer and Chief Financial
                                              Officer


Date: August 14, 2002